General Information	12 Months Ended
Dec. 31, 2024
General Information
General Information

1. General Information

K Wave Media Ltd. (“the Company”), a wholly-owned subsidiary of Global Star Acquisition Inc. (“Global Star”), was incorporated on June 22, 2023 and the Company’s registered office is at c/o Maples Corporate Services Limited PO Box 309, Ugland House Grand Cayman, KY1-1104 Cayman Islands. The Company was formed for the purpose of becoming the ultimate parent company following the transactions contemplated in the Merger Agreement. The Company maintains one direct wholly owned subsidiary, GLST Merger Sub Inc. (“Merger Sub”), a Delaware corporation. Merger Sub was incorporated to facilitate the consummation of the Business Combination. As of December 31, 2024, Merger Sub had no operations. The Company and Merger Sub are together referred to as the “Group”.

Global Star entered into a merger agreement, dated as of June 15, 2023 and as amended on March 11, 2024, June 28, 2024, and July 25, 2024 (the “Merger Agreement”), which provides for a Business Combination between Global Star and K Enter Holdings, Inc., a Delaware corporation (“K Enter”). Pursuant to the Merger Agreement, the Business Combination will be effected in two steps: (i) subject to the approval and adoption of the Merger Agreement by the stockholders of Global Star, Global Star will reincorporate to Cayman Islands by merging with and into the Company, with the Company remaining as the surviving publicly traded entity (the “Reincorporation Merger”); (ii) one (1) business day following the Reincorporation Merger, the Merger Sub will be merged with and into K Enter, resulting in K Enter being a wholly owned subsidiary of the Company.

On July 13, 2023, the Company and the Merger Sub executed a written Joinder Agreement to become parties to the Merger Agreement to comply with the terms and conditions of the Merger Agreement, accordingly, the Merger Agreement is by and among Global Star, the Company, Merger Sub, and K Enter.

As of December 31, 2024, the Company issued 5,000,000 shares of the Company’s ordinary shares. Pursuant to the Merger Agreement, the Company expects to cancel all the outstanding 5,000,000 shares of the Company’s ordinary shares as of the effective date of the Business Combination. In connection with the Reincorporation Merger, the Company expects to issue 4,178,790 ordinary shares of the Company to the stockholders of Global Star, Also, pursuant to the Merger Agreement the Company expects to issue a total of 59,000,000 ordinary shares of the Company as consideration for a total of 189,013 shares of K Enter. This consists of 101,202 shares of outstanding K Enter’s common stock, 47,013 shares of K Enter Ordinary Shares to be issued to the owners of the Six Korean Entities pursuant to the equity purchase agreement based on 312.1:1 conversion ratio calculated with a foreign exchange rate of KRW 1,470.00 / USD $1.00, and 40,798 K Wave Ordinary Shares to be issued to the holders of K Enter’s Series A Preferred Stock and Series A-1 Preferred Stock based on the conversion of the of K Enter Series A Preferred Stock and Series A-1 Preferred Stock. The total ordinary shares of the Company to be issued to the stockholders of K Enter will be 59,000,000 ordinary shares in connection with the closing of the Business Combination. Following the consummation of all the transactions contemplated by the Business Combination, the total outstanding shares of the Company will be 63,178,790.

On February 3, 2025, shareholders of Global Star approved the proposals regarding Merger Agreement on the shareholders’ meeting. The Merger Agreement was completed on May 13, 2025, and the Company became the surviving publicly-traded entity.